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Deal Info					Master Servicer:		GMAC RFC
Deal Name	RALI 2005-QO2				Backup Servicer:
Bloomberg Ticker:					Primary Servicer (s):		%	Name		Originator (s):	%	Name
Asset Class:	MTA					1	100	GMAC RFC		1
Issuer:	RALI 2005-QO2 Trust					2				2
Trustee:	Deatsche Bank					3				3
Lead Manager(s)	Goldman Sachs					4				4
						5				5
						6				6
						7				7
						8				8
						9				9
						10				10

Cells in red font are calculations and should be left alone.					Please fill out a complete list of all servicers and originators even if there're more then ten
Please put averages in gray cells at the bottom of each bucket.

FICO BUCKET
FICO	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
NA			0.00%
=<500			0.00%
>500 =<600			0.00%
>600 =<620	1	650,150	0.19%	650,150	5.625	620	65	33	100	100	0	0	115	1
>620 =<640	80	25,159,073	7.25%	314,488	1.882	631	73.68	35.27	97.2	92.11	66.45	32.19	114.9	1.14
>640 =<660	91	29,797,391	8.58%	327,444	1.629	652	73.98	36.57	96.18	86.81	75.35	32.93	114.95	1.106
>660 =<680	171	57,852,487	16.66%	338,319	2.112	671	73.06	37.93	92.12	89.66	76.85	19.38	114.83	1.082
>680 =<700	180	59,700,424	17.19%	331,669	1.906	689	74.02	35.96	82.35	87.42	73.42	11.27	114.77	1.096
>700 =<750	296	105,331,434	30.33%	355,849	2.017	722	74.81	36.39	80.38	90.41	59.19	13.06	114.78	1.15
>750 =<800	188	64,935,386	18.70%	345,401	2.12	772	73.12	36.32	77.98	86.45	48.81	21.13	114.86	1.153
=>800	11	3,829,470	1.10%	348,134	2.019	808	68.77	37.45	88.68	88.3	36.38	10.78	114.61	1.349
TOTAL	1,018	347,255,815	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128

FICO Mean:	nzwa: 705			Standard Deviation:		std: 45

LTV BUCKET*
LTV	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
=<50	37	11,715,356	3.37%	316,631	1.129	713	43.02	36.42	92.56	93.1	76.23	9.58	115	1.05
>50 =<55	18	6,166,503	1.78%	342,584	2.871	722	53.44	35.28	90.59	82.8	83.67	7.27	113.41	1.139
>55 =<60	43	16,116,925	4.64%	374,812	2.323	711	58.71	37.01	76.74	70.52	88.11	10.48	114.46	1.031
>60 =<65	71	26,943,343	7.76%	379,484	1.951	698	63.64	34	87.63	81.76	87.25	6.04	114.69	1.087
>65 =<70	107	36,869,369	10.62%	344,574	1.79	698	68.71	35.98	85.24	90.83	78.9	21.71	114.86	1.099
>70 =<75	204	70,132,817	20.20%	343,788	2.049	701	74.3	36.68	77.16	88.11	73.74	14.48	114.84	1.108
>75 =<80	493	166,616,012	47.98%	337,964	1.873	709	79.65	36.85	86.87	91.46	51.43	22.91	114.89	1.089
>80 =<85	14	2,975,708	0.86%	212,551	2.442	686	84.37	33.76	89.7	76.71	41.41	27.63	115	2.039
>85 =<90	24	7,784,971	2.24%	324,374	4.575	687	89.29	38.19	98.1	92.54	43.35	13.38	115	2.088
>90 =<95	7	1,934,810	0.56%	276,401	4.105	739	93.75	42.17	100	100	0	34.27	115	2.176
>95 <100			0.00%
=>100			0.00%
TOTAL	1,018	347,255,814	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128
Please fill out another LTV bucket with the CLTV
LTV Mean:	wa: 73.829	CLTV:	76.713	Standard Deviation:		10.115		LTV =80:	40.72		% Silent Seconds:		28.808
											CLTV with SS		85.447

DTI BUCKET
DTI	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
=<20	46	13,125,103	3.78%	285,328	1.796	709	68.12	11.9	72.97	71.96	67.47	4.56	114.84	1.141
>20 =<25	53	14,609,668	4.21%	275,654	1.991	718	75.03	23.44	78.95	84.66	73.01	24.95	114.64	1.151
>25 =<30	100	26,804,823	7.72%	268,048	1.962	717	73.53	28.51	80.27	85.79	65.04	20.36	114.74	1.162
>30 =<35	219	75,534,420	21.75%	344,906	2.215	703	73.93	33.09	82.03	87.53	68.65	15.53	114.71	1.135
>35 =<40	348	120,219,013	34.62%	345,457	1.93	698	74.73	38.25	88.27	90.42	61.15	18.43	114.88	1.104
>40 =<45	207	77,815,261	22.41%	375,919	1.761	708	72.82	42.94	86.7	91.79	64.59	20.42	114.88	1.091
>45 =<50	22	9,313,505	2.68%	423,341	3.191	716	75.69	48.49	97.77	89.62	46.92	22.81	114.81	1.343
>50 =<55	23	9,834,021	2.83%	427,566	2.247	726	74.92	52.94	77.75	92.44	60.38	21.8	115	1.286
>55 =<60			0.00%
>60			0.00%
TOTAL	1,018	347,255,814	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128

DTI Mean:	36.499			Standard Deviation:		std: 8.230

PURPOSE BUCKET
Purpose	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
Purchase	210	73,970,432	21.30%	352,240	2.076	728	78.68	37.41	70.68	88.43	0	16.14	114.91	1.218
Refi (Cash out)	656	222,897,009	64.19%	339,782	1.998	698	72.05	36.22	89.32	89.28	100	16.1	114.77	1.087
Refi (no Cash)			0.00%
Refi (Rate Term)	152	50,388,373	14.51%	331,502	1.878	702	74.58	36.41	86.41	87.46	0	31.59	114.91	1.174
Other			0.00%
TOTAL	1,018	347,255,814	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128

OCCUPANCY BUCKET
Occ Type	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
Primary (OOC)	802	294,919,115	84.93%	367,730	2.006	702	73.82	36.81	100	91.68	67.51	17.85	114.81	1.09
Investment	186	42,886,835	12.35%	230,574	2.079	723	74.43	34.37	0	70.7	48.04	21.89	114.85	1.404
2nd / Vacation	30	9,449,864	2.72%	314,995	1.355	734	71.29	36.54	0	82.44	33.78	18.03	115	1.029
Other			0.00%
TOTAL	1,018	347,255,814	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128

DOCUMENTATION BUCKET
Doc Type	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
Full	211	63,740,055	18.36%	302,086	1.724	698	75.85	37.62	82.6	89.62	56.3	100	114.86	1.159
Alternative			0.00%
Limited			0.00%
Stated			0.00%
No Ratio			0.00%
NINA			0.00%
No Doc			0.00%
Other	807	283,515,759	81.64%	351,321	2.058	707	73.38	36.25	85.45	88.66	65.96	0	114.81	1.12
TOTAL	1,018	347,255,814	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128

PROPERTY BUCKET
Property Type	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
Single Family	696	242,850,132	69.93%	348,923	2.05	703	73.98	37.06	89.4	100	67.42	17.53	114.82	1.121
PUD	183	65,644,029	18.90%	358,711	1.914	711	74.56	35.86	81.16	100	53.76	22.17	114.93	1.118
2-4 Unit	60	17,775,057	5.12%	296,251	1.954	708	71.26	34.31	44.92	0	70.35	14.82	114.73	1.274
Townhouse	12	1,730,241	0.50%	144,187	1.377	714	63.91	27.6	74.68	0	52.95	26.04	114.52	1.166
Condo	67	19,256,354	5.55%	287,408	1.703	710	72.7	34.45	79.25	0	54.34	18.33	114.56	1.095
MH			0.00%
Other			0.00%
TOTAL	1,018	347,255,813	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128

PRINCIPAL BUCKET
UPB	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
=<50	7	307,100	0.09%	43,871	1.201	736	47.91	30.3	46.4	74.73	74.73	46.4	115	1.201
>50 =<100	40	3,138,824	0.90%	78,471	1.771	717	73.82	33.14	29.34	75.31	45	18.24	115	1.317
>100 =<125	50	5,660,872	1.63%	113,217	1.936	707	67.65	32.6	52.61	78.19	55.54	39.75	115	1.176
>125 =<150	35	4,779,120	1.38%	136,546	1.612	717	74.23	34.01	60.55	77.32	42.95	37.08	115	1.349
>150 =<200	140	24,894,621	7.17%	177,819	1.83	703	72.49	33.89	69.53	81.02	64.47	29.04	114.94	1.178
>200 =<250	111	25,083,720	7.22%	225,979	1.595	698	73.64	35.68	81.72	91.24	73.66	22.62	114.96	1.172
>250 =<300	135	37,759,384	10.87%	279,699	1.665	699	74.65	35.35	82.26	85.38	71.04	24.52	114.85	1.129
>300 =<350	99	32,239,935	9.28%	325,656	2.202	698	75.53	37.1	84.81	84.89	68.06	17.22	114.65	1.155
>350 =<400	107	40,485,694	11.66%	378,371	1.949	697	75.61	36.9	87.99	89.67	75.99	7.48	114.86	1.154
>400 =<450	60	25,516,916	7.35%	425,282	2.348	710	74.76	36.39	91.74	79.81	73.41	11.49	114.84	1.045
>450 =<500	54	25,777,089	7.42%	477,353	2.233	706	75.64	37.33	90.67	92.6	57.62	11.16	114.9	1.077
>500 =<600	91	50,141,250	14.44%	551,003	2.21	708	76.28	37.05	88.09	93.28	54.99	13.34	114.84	1.111
>600 =<700	43	27,274,081	7.85%	634,281	1.93	719	76.03	38.25	88.33	97.62	53.54	11.72	115	1.102
>700 =<800	20	15,283,130	4.40%	764,156	1.602	708	70.94	37.36	95.09	95.03	35.13	35.15	114.77	1.128
>800 =<900	5	4,294,210	1.24%	858,842	3.149	704	74.08	35.75	100	100	79.51	40.39	113.97	1
>900 =<1000	9	8,648,043	2.49%	960,894	3.222	712	65.49	35.61	88.89	88.89	88.89	21.95	115	1
=>1000	12	15,971,828	4.60%	1,330,986	1.488	719	60.25	39.2	91.36	91.86	61.19	22.31	114.12	1.135
TOTAL	1,018	347,255,817	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128
* In $1,000
UPB Mean:	avg: 341,115.73	Min	min: 36,800.00	Max	max: 1,500,000.00

State Concentration Bucket *
State*	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
CA	529	217,129,314	62.53%	410,452	2.185	704	73.86	37.31	87.11	89.48	67.4	13.52	114.89	1.107
FL	129	31,576,387	9.09%	244,778	1.645	707	72.98	35.43	71.37	86.95	61.74	21.56	114.9	1.141
AZ	58	13,470,105	3.88%	232,243	1.785	706	76.08	34.65	78.23	91.61	59.87	42.47	115	1.114
WA	39	9,808,404	2.82%	251,498	1.3	713	74.17	36.13	77.18	88.03	37.71	29.7	115	1.162
NJ	25	8,100,264	2.33%	324,011	1.371	702	75.17	31.79	83.71	71.02	75.44	20.17	115	1.126
NY	16	6,594,048	1.90%	412,128	2.114	692	69.33	34.98	94.82	59.97	89.19	4.87	110	1.27
MN	12	5,868,323	1.69%	489,027	1.561	730	71.86	40.3	92.61	100	47.2	46.15	114.75	1.275
VA	18	5,245,460	1.51%	291,414	2.082	683	74.87	36.58	93.78	87.35	64.82	20.83	115	1.26
CO	23	5,132,548	1.48%	223,154	1.926	705	75.45	35.28	86.58	90.57	60.69	30.04	115	1.185
IL	16	5,005,937	1.44%	312,871	1.299	743	74.52	38.47	95.84	94.28	35	31.46	115	1.299
CT	14	4,982,163	1.43%	355,869	2.469	674	72.67	34.43	87.64	92.16	81.98	30.81	115	1.187
NV	14	3,862,425	1.11%	275,887	1.546	726	76.06	36.1	54.04	97.1	45.08	10.05	115	1.176
SC	7	3,628,500	1.04%	518,357	1.038	716	61.35	37.31	100	82.32	42.57	15.54	115	1.038
OR	12	3,607,394	1.04%	300,616	1.809	721	75.31	37.06	87.89	100	54.39	47.13	115	1.121
GA	15	3,603,504	1.04%	240,234	1.77	702	71.47	27.2	73.51	86.9	53.67	32.37	115	1.13
Other	91	19,641,040	5.66%	215,836	1.726	703	76.14	33.88	84.51	92.58	55.99	24.03	115	1.127
TOTAL	1,018	347,255,816	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128
* Fill in top 15 states only, combine the remaining in the "Other" Bucket.
*Separate California into North and South if possible.
California Breakdown	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
CA North	215	85,830,962	39.53%	399,214	2.277	708	74.66	37.4	86.23	93.3	67.9	10.96	114.98	1.137
CA South	314	131,298,352	60.47%	418,148	2.124	702	73.34	37.25	87.69	86.98	67.08	15.19	114.83	1.087
	529	217,129,314	100.00%	410,452	2.185	704	73.86	37.31	87.11	89.48	67.4	13.52	114.89	1.107

LOAN TYPE
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
15 year			0.00%
30 year	977	327,074,834	94.19%	334,775	1.824	704	73.8	36.57	84.73	88.76	63.93	18.92	114.85	1.131
40 year	41	20,180,980	5.81%	492,219	4.8	730	74.28	35.37	88.09	90.14	68.43	9.23	114.38	1.065
Other			0.00%
TOTAL	1,018	347,255,814	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128
List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.

LIEN BUCKET
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
First	1,018	347,255,814	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128
Second			0.00%
Other			0.00%
TOTAL	1,018	347,255,814	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128

PREPAYMENT BUCKET
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
None	272	98,055,963	28.24%	360,500	1.796	711	73.61	35.73	77.91	86.62	58.76	14.65	114.67	1.118
6 Months			0.00%
1 Year	105	43,944,204	12.65%	418,516	3.183	717	74.54	38.49	85.92	90.1	58.2	15.54	114.65	1.211
2 Year			0.00%
3 Year	641	205,255,647	59.11%	320,212	1.839	700	73.78	36.44	88.07	89.63	68.06	20.73	114.93	1.114
5 Year			0.00%
Other			0.00%
TOTAL	1,018	347,255,814	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128

RECAST BUCKET
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
Recast @ 110 LTV	27	12,391,409	3.57%	458,941	3.208	714	68.48	34.28	89.39	76.99	81.57	14.54	110	1.316
Recast @ 115 LTV	991	334,864,405	96.43%	337,906	1.952	705	74.03	36.58	84.76	89.28	63.54	18.5	115	1.121
Recast @ 120 LTV			0.00%
Recast @ 125 LTV			0.00%
Other			0.00%
TOTAL	1,018	347,255,814	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128

MARGIN RATE
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
<2.00	1	648,451	0.19%	648,451	1	681	72	45	100	100	100	100	115	1
>2.00 =<2.50	30	16,126,597	4.64%	537,553	1.839	721	69.26	37.06	94.95	86.37	43.45	26.7	113.96	1.073
>2.50 =<3.00	423	147,168,061	42.38%	347,915	1.818	706	72.02	37.2	92.75	90.33	60.82	23.26	114.97	1.056
>3.00 =<3.50	470	155,278,186	44.72%	330,379	2.223	703	75.75	36.18	79.99	90.31	67.75	13.82	114.88	1.152
>3.50 =<4.00	93	27,522,519	7.93%	295,941	1.792	707	75.28	33.76	66.29	73.52	74.58	11.26	114.22	1.39
>4.00 =<4.50	1	512,000	0.15%	512,000	2.125	718	80	51	0	100	0	0	115	2.125
>4.50 =<5.00			0.00%
>5.00			0.00%
TOTAL	1,018	347,255,814	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128

Margin Mean:	wa: 3.062	Min	min: 1.900	Max	max: 4.175

MARGIN RATE WITH NO TEASER
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
<2.00			0.00%
>2.00 =<2.50			0.00%
>2.50 =<3.00	1	429,546	0.12%	429,546	5.875	631	60	32	100	100	100	100	115	0
>3.00 =<3.50	5	2,341,935	0.67%	468,387	6.033	718	66.09	35.7	100	100	100	0	113.93	0
>3.50 =<4.00			0.00%
>4.00 =<4.50			0.00%
>4.50 =<5.00			0.00%
>5.00			0.00%
TOTAL	6	2,771,481	0.80%	461,914	6.009	704	65.14	35.13	100	100	100	15.5	114.1	0

Margin Mean:	wa: 3.187	Min	min: 2.950	Max	max: 3.275

TEASER RATE
	Deal Size			WA Loan Balance	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%		WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Neg Am Cap	% Teaser Rate
<1.00	740	270,543,030	77.91%	365,599	1.835	701	73.22	36.7	96.44	91.21	68.34	17.47	114.9	1
>1.00 =<1.25	2	2,057,533	0.59%	1,028,767	5.011	739	57.63	35.46	100	100	100	0	110	1.25
>1.25 =<1.50	179	41,018,603	11.81%	229,154	2.046	722	74.16	34.19	0.78	69.85	50.23	20.65	114.9	1.375
>1.50 =<1.75	41	16,467,952	4.74%	401,657	1.921	726	74.42	37.57	97.76	91.88	48.41	24.73	114.24	1.75
>1.75 =<2.00	38	11,609,915	3.34%	305,524	4.093	699	88.33	38.23	100	90.71	37.02	22.25	114.78	2
>2.00 =<2.25	4	1,190,765	0.34%	297,691	2.135	727	78.18	43.61	0	100	0	38.82	113.06	2.135
>2.25 =<2.50	2	306,500	0.09%	153,250	2.375	641	84.36	18.82	0	36.05	0	100	115	2.375
>2.50	6	1,290,035	0.37%	215,006	2.793	708	90.8	40.48	88.55	100	23.91	11.45	115	2.793
No Teaser Rate	6	2,771,481	0.80%	461,914	6.009	704	65.14	35.13	100	100	100	15.5	114.1	0
TOTAL	1,018	347,255,814	100.00%	341,116	1.997	705	73.83	36.5	84.93	88.84	64.19	18.36	114.82	1.128

Teaser Mean:	wa: 1.166	Min	min: 0.990	Max	max: 6.140		TR = 1.00	77.433

	Percentage of MI coverage based on FICO and LTV buckets.*		Loan-to-Value (LTV)
			=<55	>55 =<60	>60 =<65	>65 =<70	>70 =<75	>75 =<80	>80 =<85	>85 =<90	>90 =<95	>95 <100	=>100
	FICO	NA
		=<500
		>500 =<550
		>550 =<600
		>600 =<625	0	0	0	0	0	0	0	1.89	0	0
		>625 =<650	0	0	0	0	0	0	4.24	8.69	1.67	0
		>650 =<675	0	0	0	0	0	0	4.6	12.86	1.68	0
		>675 =<700	0	0	0	0	0	0	3.33	13.8	3.29	0
		>700 =<725	0	0	0	0	0	0	6.6	11.42	1.93	0
		>725 =<750	0	0	0	0	0	0	2.31	12.15	0	0
		>750 <800	0	0	0	0	0	0	1.59	1.13	0	0
		=>800	0	0	0	0	0	0	0	0	6.83	0
	* This table should be filled out with the percentage of MI corresponding to each cross LTV and FICO buckets

	Total deal based on FICO and LTV buckets.*		Loan-to-Value (LTV)
			=<55	>55 =<60	>60 =<65	>65 =<70	>70 =<75	>75 =<80	>80 =<85	>85 =<90	>90 =<95	>95 <100	=>100
	FICO	NA
		=<500
		>500 =<550
		>550 =<600
		>600 =<625	0.05	0	0.19	0.21	0.34	0.54	0	0.07	0	0
		>625 =<650	0.07	0.53	0.99	1.76	2.97	3.25	0.19	0.31	0.06	0
		>650 =<675	0.74	1.17	0.84	2.07	3.15	7.07	0.17	0.47	0.06	0
		>675 =<700	1.17	0.88	2.69	2.3	4.04	10.77	0.12	0.5	0.12	0
		>700 =<725	1.17	0.21	1.55	1.23	3.95	8.93	0.24	0.41	0.07	0
		>725 =<750	0.81	0.28	0.35	0.87	1.75	7.99	0.08	0.44	0	0
		>750 <800	0.77	1.57	1.15	2.02	4	8.94	0.06	0.04	0	0
		=>800	0.36	0	0	0.17	0	0.49	0	0	0.25	0
	* This table should be filled out with the percentage of the total deal corresponding to each cross LTV and FICO buckets